UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	February 24, 3005

FIRST LITCHFIELD FINANCIAL CORPORATION (Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-28815 (Commission file number)	06-124132 (IRS employer identification no.)

13 North Street, Litchfield, Connecticut (Address of principal executive offices)	06759 (Zip code)

Registrant's telephone number, including area code:	(860) 567-8752

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5.02.	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

           On February 24, 2005, Clayton L. Blick, age 87, a director of First Litchfield Financial Corporation (the "Company") since its formation in 1988, and director of its banking subsidiary, The First National Bank of Litchfield since 1953, notified the Company's Board of Directors that he will retire from the Board of Directors at the end of his current term of office (the 2005 Annual Meeting of Shareholders) and not seek re-election.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 28, 2005	FIRST LITCHFIELD FINANCIAL CORPORATION By: /s/ Joseph J. Greco Joseph J. Greco President and Chief Executive Officer